SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : July 20th, 2005

                          Commission File No. 000-49628


                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)




            Nevada                                       90-0045023
            ------                                       ----------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)


       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
                     --------------------------------------
                            (Issuer telephone number)


            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
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                            (Former Name and Address)

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ITEM  2.   ACQUISITION OR DISPOSITION OF ASSETS.

TELIZON, INC. ACQUISITION:

      On June 30, 2005, Teleplus Connect Corp. ("TelePlus Connect"), a subsidiary of TelePlus Enterprises, Inc. ("TelePlus") purchased 100% of the issued and outstanding shares of Telizon, Inc. ("Telizon"), an Ontario Company. At the time of the transaction Telizon had total assets of $2,536,783 CDN (comprised of $756,932 cash, $1,514,787 accounts receivable, $50,574 prepaid, $31,909 income taxes recoverable, $38,400 future income taxes, $144,180 of fixed and other assets) and total liabilities of $2,030,557 (comprised of $1,600,147 accounts payable and accrued charges, $430,410 unearned revenue).

      Immediately following closing Telizon was rolled into TelePlus Connect. Telizon currently services 18,500 lines in Ontario, Canada with local, long distance and Internet telephone services. TelePlus purchased Telizon from James
R. Fairhead in trust, Tom Hards in trust, Steve Kerekes in trust, Paul Chapman in trust, Jacques Pilon in trust, Tom Davis in trust, Alan R. Purser in trust and Arnold Mcauley in trust who owned 100% of the shares of Telizon prior to the acquisition (referred to herein as the "Sellers"). Neither TelePlus nor its affiliates, directors, or officers or associates of TelePlus' Directors or officers had a relationship with the Sellers or Telizon prior to the purchase.

      The aggregate purchase price (the "Telizon Purchase Price") payable by TelePlus to the Sellers for the Telizon Shares shall, subject to adjustment in accordance with the Agreement shall be a maximum of $9,700,00 CDN, which amount is payable as follows:

The Purchase Price shall be paid and satisfied as follows:

      (a) Three Million Seven Hundred Sixteen Thousand Eight Hundred Twenty Two Dollars ($3,716,822.) CDN shall be paid to the Vendors at the Time of Closing by certified cheque or bank draft payable to or to the order of the Vendors at the Time of Closing; and

      (b) Two Million One Hundred Seventy Five Thousand Seven Hundred One Dollars ($2,175,701.) CDN shall be paid to the Vendors by certified cheque or bank draft to or to the order of the Vendors in twenty four (24) equal principal installments in the amount of Ninety Thousand Six Hundred Fifty Four Dollars and Twenty One Cents ($90,654.21.) CDN each commencing August 1, 2005 to and including July 1, 2007;

      (c) Two Million One Hundred Seventy Five Thousand Seven Hundred One Dollars ($2,175,701.) CDN shall be paid to the Vendors by certified cheque or bank draft payable to or to the order of the Vendors on or before July 1, 2006; and

      (d) One Million Six Hundred Thirty One Thousand Seven Hundred Seventy Six Dollars ($1,631,776.) CDN shall be paid to the Vendors by certified cheque or bank draft payable to or to the order of the Vendors on or before July 1, 2007.

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      As part of this transaction, and as security for its performance of its obligations TelePlus Connect pledged to the Sellers all of the Telizon assets and all of the Telizon shares purchased by Teleplus Connect.

1500536 ONTARIO INC ("ONE BILL") ACQUISITION:

      On June 30, 2005, simultaneously to the Telizon acquisition Teleplus Connect purchased 100% of the issued and outstanding shares of 1500536 Ontario, Inc. ("One Bill"), an Ontario Company. One Bill is the Operating Support System of Telizon. In addition to being the operating platform for Telizon, One Bill previously was used to support the local resell business of AT&T Canada. One Bill is fully integrated and allows for full financial and billing control, carrier billing reconciliation, customer care and provisioning. TelePlus intends to consolidate all of its Telecom back office operations on One Bill. At the time of the acquisition One Bill didn't have any assets or liabilities.

      TelePlus purchased One Bill from James R. Fairhead, Steve Kerekes and Tom Daviswho owned 100% of the shares of One Bill prior to the acquisition (referred to herein as the "One Bill Sellers"). Neither TelePlus nor its affiliates, directors, or officers or associates of TelePlus' Directors or officers had a relationship with the One Bill Sellers or One Bill prior to the purchase.

      The aggregate purchase price (the "One Bill Purchase Price") payable by TelePlus to the One Bill Sellers for the One Bill Shares shall, subject to adjustment in accordance with the Agreement shall be a maximum of $1,000,00 CDN which amount is payable as follows:

      (a) Three Hundred Eighty Three Thousand One Hundred Seventy Eight Dollars ($383,178.) CDN shall be paid to the Vendors at the Time of Closing by certified cheque or bank draft payable to or to the order of the Vendors at the Time of Closing as hereinafter defined;

      (b) Two Hundred Twenty Four Thousand Two Hundred Ninety Eight Dollars and Seventy Two Cents ($224,298.72.) CDN shall be paid to the Vendors by certified cheque or bank draft to or to the order of the Vendors in twenty four (24) equal principal installments in the amount of Nine Thousand Three Hundred Forty Five Dollars Seventy Eight Cents ($9,345.78) CDN each commencing August 1, 2005 to and including July 1, 2007;

      (c) Two Hundred Twenty Four Thousand Two Hundred Ninety Nine Dollars ($224,299.) CDN shall be paid to the Vendors by certified cheque or bank draft payable to or to the order of the Vendors on or before July 1, 2006; and

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DESCRIPTION OF THE BUSINESS AND PRINCIPAL PRODUCTS

      o Telizon headquartered in Ontario, Canada, is a reseller of landline and long distance services as well as internet service provider. Telizon currently services over 18,000 commercial and residential lines in the Ontario area. Telizon also acts as the service provider to Bell Canada for Bell's internet service.

      o One Bill is the Operating Support System of Telizon. In addition to being the operating platform for Telizon, One Bill previously was used to support the local resell business of AT&T Canada. One Bill is fully integrated and allows for full financial and billing control, carrier billing reconciliation, customer care and provisioning. TelePlus intends to consolidate all of its Telecom back office operations on One Bill.

NO DEPENDENCE ON ONE OR A FEW CUSTOMERS

      Telizon is currently not dependent on any one customer. However the business of Telizon is dependent on 1 supplier, Bell Canada which currently represents over 90% of Telizon's total costs. One Bill has no customers

PATENTS, TRADEMARKS & LICENSES

      Neither Telizon nor One Bill owns any patents, trademarks, licenses or other intellectual property rights.

NO NEED FOR GOVERNMENT APPROVAL

      Neither Telizon nor One Bill needs any government approval to operate their business.

EMPLOYEES

      Telizon employs a total of less than 30 employees most being full time. One Bill has no employees.

DESCRIPTION OF PROPERTY

      Telizon Inc. has a lease agreement with Kemp Bay Developments Limited for the property at Suite 301, 85 Bayfiefd St, in the City of Barrie. The lease will be ended by Dec 31, 2007. From July 2005 to Dec 2007, monthly base rent amount is $4,941.04 + GST and estimate additional rent is $4941.04 + GST. One Bill has no lease commitments.

LEGAL PROCEEDINGS

      As of the date of filing of this report, neither Telizon nor One Bill was either a party to or aware of any legal proceedings involving it.

RELATED PARTY TRANSACTIONS

      As part of the respective purchase transactions TelePlus Connect will execute employment agreements with some of the key Telizon Executives.

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RISKS:

Business Risk:
-------------------------------------------------------------------------------

      o Churn Risk The customers in this marketplace have a higher propensity to move or cancel service than the general residential market.

      o Product Replacement In the future, there is the potential for wireless technology to be a replacement for landline technology.

      o Competition Currently there are approximately 50 small competitors in the Canadian marketplace. The barrier to entry in this market is financial and operating system related and new competitors may surface in the future.

      o Price Erosion As competitors enter the market and attempt to secure market share, there will be the threat of price reductions.

      o Integration Challenges Teleplus' plan is to integrate all the acquisitions onto a single platform. Failure to accomplish this in an organized, coordinated fashion could result in a loss of customers

      o Technology New technology could potentially replace landline as a technology for the reconnect market. If this new technology (i.e., VOIP) is not regulated then the carriers would have the ability to enter the market.

Competition
There are currently in excess of 100 registered competitors in the Canadian market, the majority of which are smaller regional players. The largest competitors in the Canadian market are Bell Canada, Telus Corporation, Sprint Canada, Primus Telecommunications and MTS Allstream Inc. Telizon has been very successful in the Ontario marketplace and services over 50% of the business lines in the Central Ontario market.

ITEM 5. OTHER EVENTS.

      1. As a result of the purchase of Telizon and One Bill, Marius Silvasan, TelePlus' Chief Executive Officer, was appointed President and Chief Executive Officer of Telizon and One Bill.

      2. In other matters at the Corporation's last board meeting, the directors have agreed to the following:

                  a. The Corporation's Directors designated a class of preferred stock as "Class A Non-participating Preferred Stock" (the "Class A Preferred Stock") initially consisting of two million (2,000,000) shares which shall have the rights, preferences,

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                  privileges, and the qualifications, limitations and
                  restrictions as follows:

                           i. Voting Rights. Subject to the provision for adjustment hereinafter set forth, each share of Class A Preferred Stock shall entitle the holders thereof to ten (10) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the date of this Designation of Rights (i) declare any dividend on Common Stock payable in shares of Common Stock,
                           (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock in to a smaller number of shares, then in each such case the number of votes per share to which holders of the shares of Class A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. Except as herein specified or as otherwise provided by law, the holders of Class A Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. Each holder of Class A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation.

                           ii. Non-participating, Not Convertible and No Dividends. The Class A Preferred Stock will not be convertible into shares of any other class or series of stock of the Corporation. The Corporation shall not declare any dividend on, make any distribution on the Class A Preferred Stock and the Class A Preferred Stock shall not be entitled to participate in any economic benefits (including but not limited to liquidation) that may be provided to holders of shares of other present or future classes or series of preferred stock or the Common Stock.

                  b. At the same meeting the Directors adopted a phantom stock plan for the benefit of certain senior executives and to be called the "TelePlus Enterprises, Inc. 2005 Phantom Stock Plan for Senior Executives" which will provide for phantom ownership interests in the Corporation for its participants in percentages to be determined by the Board of Directors.

                  c. Simultaneously with the designation of the Class A Preferred Stock and the adoption of the Phantom Stock Plan the Company granted Visioneer Holdings Group, Inc., for which Marius Silvasan our CEO is the beneficiary, 2,000,000 shares

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                  of the Company's Class A Preferred shares and a 5% interest in the Company under the TelePlus Enterprises, Inc. 2005 Phantom Stock Plan for Senior Executives.

            3. On June 21, 2005, the Directors granted the following options to its senior executives and directors:

              Marius Silvasan, Director, Chairman & CEO: options to purchase:
              (i) 750,000 shares at an exercise price of USD $0.21 that vest on September 1, 2005; (ii) 1,000,000 shares at an exercise price of USD $0.22 that vest on December 1, 2005; and (iii) 1,250,000 shares at an exercise price of USD $0.23 that vest on December 1, 2006.

              Robert Krebs, Director & CFO: options to purchase: (i) 70,000 shares at an exercise price of USD$0.21 that vest on September 1, 2005; (ii) 75,000 shares at an exercise price of USD$0.22 that vest on June 1, 2006; and (iii) 100,000 shares at an exercise price of USD$0.23 that vest on December 1, 2007.

              Kelly McLaren, Director, President & COO: options to purchase: (i) 100,000 shares at an exercise price of USD$0.21 that vest on September 29, 2005; (ii) 100,000 shares at an exercise price of USD$0.22 that vest on April 1, 2007; (iii) 100,000 shares at an exercise price of USD$0.23 that vest on April 1, 2008; (iv) 100,000 shares at an exercise price of USD$0.24 that vest on April 1, 2009; and (v) 100,000 shares at an exercise price of USD$0.25 that vest on April 1, 2010.

              Michael Karpheden, Director: an option to purchase 50,000 shares at an exercise price of USD$0.21 that vest on December 1, 2005.

              Hakan Wretsell, Director: an option to purchase 50,000 shares at an exercise price of USD$0.21 that vest on December 1, 2005; and

              Drew Farion, Manager Investor Relations: options to purchase: (i) 12,500 shares at an exercise price of USD$0.21 that vest on September 1, 2005; (ii) 15,000 shares at an exercise price of USD$0.22 that vest on December 1, 2005; (iii) 20,000 shares at an exercise price of USD$0.23 that vest on June 1, 2006; and (iv) 25,000 shares at an exercise price of USD$0.24 that vest on December 1, 2006.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Telizon.

(a) Financial Statements of Businesses Acquired - To be Provided on later Date

(b) Pro Forma Financial Information - To be Provided on later Date

(c) Exhibits:

10.1     Stock Purchase Agreement Telizon

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10.2     General Security Agreement
10.3     Guarantee
10.4     Share Pledge Agreement

Financial Statements of One Bill.

(a) Financial Statements of Businesses Acquired - To be Provided on later Date

(b) Pro Forma Financial Information - To be Provided on later Date

(c) Exhibits:

10.5     Stock Purchase Agreement One Bill
10.6     General Security Agreement
10.7     Promissory Note
10.8     Share Pledge Agreement


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

July 20, 2005                        /s/  Marius  Silvasan
                                     --------------------------
                                     Marius Silvasan
                                     Chief Executive Officer

July 20, 2005                       /s/  Robert Krebs
                                    --------------------------
                                    Robert Krebs
                                    Chief Financial Officer

July 20, 2005                       /s/  Kelly McLaren
                                    --------------------------
                                    Kelly McLaren
                                    President & COO